DRYDEN CALIFORNIA MUNICIPAL FUND

Supplement dated September 5, 2008 to the Prospectus and Statement of Additional Information dated October 31, 2007

Effective immediately, Monica Wong is no longer serving as Portfolio Manager to the Dryden California Municipal Fund. To reflect this change, all references to Monica Wong in the Prospectus and Statement of Additional Information are hereby deleted.

LR00229